Commitment and contingencies	12 Months Ended
Mar. 31, 2020
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Commitment and contingencies
30. Commitment and contingencies
Capital commitments
As at March 31, 2020 and 2019, the Company had committed to spend approximately $9,586 and $10,778, respectively, under agreements to purchase property and equipment. These amounts are net of capital advances paid in respect of these purchases.
Bank guarantees and others
Certain subsidiaries of the Company hold bank guarantees aggregating $1,358 and $1,352 as at March 31, 2020 and 2019, respectively. These guarantees have a remaining expiry term ranging from one to five years.
Restricted time deposits placed with bankers as security for guarantees given by them to regulatory authorities aggregating $660 and $564 as at March 31, 2020 and 2019, respectively, are included in other current assets. These deposits represent cash collateral against bank guarantees issued by the banks on behalf of the Company to third parties.
Contingencies
In the ordinary course of business, the Company is involved in lawsuits, claims and administrative proceedings. While uncertainties are inherent in the final outcome of these matters, the Company believes, after consultation with counsel, that the disposition of these proceedings will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.